RBC FUNDS TRUST

(the “Trust”)

Access Capital Community Investment Fund

RBC BlueBay Core Plus Bond Fund

RBC BlueBay Emerging Market Debt Fund

RBC BlueBay High Yield Bond Fund

RBC BlueBay Strategic Income Fund

RBC China Equity Fund

RBC Emerging Markets ex-China Equity Fund

RBC Emerging Markets Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Enterprise Fund

RBC Global Equity Leaders Fund

RBC Global Opportunities Fund

RBC Impact Bond Fund

RBC International Equity Fund

RBC International Opportunities Fund

RBC International Small Cap Equity Fund

RBC Microcap Value Fund

RBC Short Duration Fixed Income Fund

RBC Ultra-Short Fixed Income Fund

RBC Small Cap Core Fund

RBC Small Cap Growth Fund

RBC Small Cap Value Fund

RBC SMID Cap Growth Fund

U.S. Government Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 15, 2023 to the Statements of Additional Information (the “SAIs”) dated January 27, 2023, December 14, 2022, and July 28, 2022, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective March 15, 2023, Christie Zarkovich was elected to the Board of Trustees as an Independent Trustee of the Trust.

Effective March 15, 2023, the following changes are made to the Funds’ SAIs:

In the section entitled, “Management—Board Structure and Leadership” of the SAIs, the first sentence of the fifth paragraph is deleted in its entirety and replaced with the following:

The Corporate Governance Committee of the Trust is currently composed of the following Independent Trustees: Mses. Bode and Zarkovich and Messrs. MacDonald and James.

In the section entitled, “Management—Board Structure and Leadership” of the SAIs, the first sentence of the sixth paragraph is deleted in its entirety and replaced with the following:

The Valuation, Portfolio Management and Performance Committee (the “Valuation Committee”) of the Trust is currently composed of Mses. Bode and Zarkovich and Messrs. MacDonald and Seward.

In the section entitled, “Management—Trust Attributes” of the SAIs, the second paragraph is hereby deleted in its entirety and replaced with the following:

In addition to the general Trustee Attributes described above, Mr. Seward has extensive board, executive and institutional investor experience from roles with public and private companies and is a Chartered Financial Analyst (CFA) charter holder; Ms. Bode has business experience as a healthcare industry consultant, real estate developer and as a political consultant; Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president; Mr. James, as the former president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience; Mr. MacDonald has over 35 years of experience in investment management and asset manager evaluation earned during his career with a major charitable foundation and a private trust company, and also serves in a variety of not-for profit board and advisory capacities (including board investment committees); Mr. Goff is a seasoned entrepreneurial business leader and executive with expertise in the areas of Mutual Fund Administration, Board Governance, Accounting M&A, Offshore Operations and General Management in the financial services industry and is a Certified Public Accountant (CPA); Mr. Eikenberg is a seasoned financial services executive with experience overseeing sales and distribution for investment management businesses; and Ms. Zarkovich has significant experience in foundation, family office and private equity management as well as experience serving on the boards of multiple non-profit organizations. The foregoing discussion and the Trustees and officers tables below are included in this SAI pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof. Additional information about Trustee Attributes is contained in the table below. The age, address, and principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below. No Trustee serves as a director or trustee of another mutual fund.

In the section entitled, “Management—Independent Trustees” of the SAIs, the following row and footnote is added to the table:

INDEPENDENT TRUSTEES

Name, Age and Address (1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
Christie Zarkovich(5) (48)	Trustee since March 2023	Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to present); Investment Director, Chinquapin Trust Company (2019 to 2021); Head of Mission-Related Investing Research, Cambridge Associates (2018 to 2019)	24	None

(5)	Christie Zarkovich was elected as an Independent Trustee effective, March 15, 2023.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE